Exhibit 10.84
Translated from Japanese
                                  CONSENT FORM

SoftBank Telecom ("SBTM" hereinafter), Global Hotline ("GHI" hereinafter) and SG Telecom ("SG" hereinafter) are to agree as follows in SG's promoting the business activity of securing customers for "Otoku (i.e., affordable) Lines."

Article 1          (Purpose)

This contract is aimed in such a way that SG will attain the total of * Otoku Lines, provided by SBTM, as cumulative open lines by March 2011 and that SBTM is to pay JPY * (excluding consumer-sales tax) to SG as an incentive for that attainment, based upon the "Basic Contract for Telecommunication Service Sales Agent Outsourcing" formed between SG and Japan Telecom Invoice ("JTI" hereinafter) as of April 1, 2006.

Article 2          (Prepayment of Attainment Incentive)

1. SBTM is to pay to SG JPY * by April 8, 2008 as a prepayment for the attainment incentive set forth at Article 1 by April 8, 2008, subject to the following conditions.

     (1) SG and GHI, including their subordinate agents, do not conduct sales activities for direct telephone line services for corporations (such as Metal Plus, etc.) which compete with Otoku Lines, unless the number of the applicable lines is less than * per year and a prior approval is given by SBTM. The subordinate agents refer to subsidiaries, companies subject to the equity method, and companies which SG and GHI control in practice.

     (2) SG raises the number of operating sales personnel for Otoku Lines to * or more by April 2008.

     (3) SG and GHI establish a sales framework for the cellular phones of SoftBank Mobile by the end of September 2008 and promote their tie-in sale with Otoku Lines.

2. SBTM is to pay to SG JPY * by the end of June 2008 as a prepayment for the attainment incentive set forth at Article 1, on the condition that SG will raise the number of the operating sales personnel for Otoku Lines to * or more by the end of June 15, 2008.

3. SBTM is to pay to SG JPY * by the end of September 2008 as a prepayment for the attainment incentive set forth at Article 1, on the condition that SG will raise the number of the operating sales personnel for Otoku Lines to * or more by September 15, 2008.

4. SG can use the prepayment received according to preceding Clauses 1 to 3 only for

     (1) recruitment and establishment & expansion of sales offices and purchase of equipment, and SG must not use the prepayment for other purposes.

[*] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS. OMITTED TEXT IS INDICATED BY AN "*".

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5.   SG can utilize the personnel employed according to preceding Clauses 1 to 3 only for the sales of the products of the SoftBank Group, and SG must not utilize them for other personnel.

Article 3          (Target for Securing Clients & Rewards)

1. Between April 1, 2008 and March 31, 2011 ("the applicable time period" hereinafter), SG is to secure the customers of "Otoku Lines" with the target of * open, established lines on a cumulative basis.
     Also, the number of open, established lines refers to the number of new lines for which applications to Otoku Lines as the result of sales activities by SG are registered effectively in the SBTM system and which opened normally. This number does not count lines cancelled. Also, an ISDN64 line is also counted as one line.

2. The payment of the attainment incentive, based upon the attainment of the goals by SBTM as described in the preceding clause, is to be made according to Separate Schedule 2, and the prepayment as defined in Article 2 is to be applied.

Article 4          (Reimbursement of Considerations)

     1. SG is to return to SBTM the prepayment not fulfilled according to preceding Article 2 as of the end of March 2011, which is the end of the applicable time period.

     2. The return of the prepayment as defined in the preceding clause is to be made by SG to a bank account designated by SBTM by the end of April 2011.

Article 5          (Duty to Report)

SG is to report in writing to SBTM the following matters by the date designated with a parenthesis respectively.

     (1) The attainment prospect of the recruitment plan of the applicable personnel as of each month-end, as defined in Separate Schedule 1 (by the 20th of the applicable month).

     (2) The actual attainment of the recruitment plan of the applicable personnel as of each month-end, as defined in Separate Schedule 1 (by the 5th business day of the following month.

Article 6          (Not-to-Do's)

SG is not to formulate a contract for the sale of "Otoku Lines" with Hikari Tsushin, Inc. (TSE #1: 9435) ("Hikari Tsushin" hereinafter), registered in the SBTM or JTI system as of the presence of this contract, or with agents subordinate to Hikari Tsushin. Nor is it to reassign this contract to companies which have already been agents for "Otoku Lines", without a prior approval by SBTM. The agents subordinate refer to subsidiaries, companies to which the equity method is applicable, and companies which Hikari Tsushin controls in practice.

Article 7          (Termination)

1. SBTM can terminate this contract without warning in case that any one of the following happens to SG and GHI.

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     (1)  SG or GHI breaches obligations defined in this contract.

     (2) SG or GHI faces compulsory execution (kyosei shikko), temporary court injunction (kari shobun) such as temporary garnishment (kari sashiosae), and request for auction (keibai) as the result of its public obligations (kouso kouka) (taxes, etc.) in arrears.

     (3) SG or GHI fails to honor its note or check with regard to its own spending, endorsement, acceptance or guarantee.

     (4) SG or GHI either raises or faces bankruptcy (hasan), initiation of corporate reorganization (kaisha kosei) or civil rehabilitation (minji saisei), request for special liquidation (tokubetsu seisan) or corporate rearrangement (kaisha seiri).

     (5) SG or GHI decides on its voluntary liquidation, or transfer all or a part of its significant assets.

     (6) The creditworthiness of SG or GHI is reasonably deemed having deteriorated significantly.

     (7) SG or GHI makes a false reporting for matters mentioned in the preceding article.

     (8) SBTM deems SG inappropriate for the applicable business activities with regard to its personnel recruitment, number of lines acquired via its sales activities, and other performance issues.

2. SG is to pay to SBTM the amount equivalent to (1) minus (2) within 30 days of the termination, in case that this contract is terminated.

     (1) Total amount received by SG until the termination, of all prepayment amount based on Article 2.

     (2)  Amount of the attainment incentive paid based on Article 3.

3. GHI is to guarantee the amount described in the preceding clause in case that SG is not capable of payment.

Article 8          (Effective Time Period)

The effective time period of this agreement is from the formulation of this contract to March 31, 2011.

Article 9          (Agreement on Jurisdiction)

Disputes regarding this contract are under the jurisdiction of a court for the first instance under Tokyo Local Court.

Article 10         (Conference)

SBTM, GHI and SG are to confer with one another to resolve in good faith any matters which are not defined in this contract or which cast a doubt on the interpretation of this contract.

Three copies of this form are to be made as evidence for the formulation of this contract, and each of SBTM, GHI and SG is to sign, seal and retain one copy.

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April 7, 2008

SBTM:              /s/ Masayoshi Son, CEO
                   SoftBank Telecom Corp.
                   1-9-1, Higashi-Shimbashi, Minatoku, Tokyo

GHI                /s/ Hideki Anan, CEO
                   Global Hotline, Inc.
                   11F, Nishi-Shinjuku Showa Bldg.
                   1-13-12, Nishi-Shinjuku, Shinjuku-ku, Tokyo

SG                 /s/ Hideki Anan, CEO
                   SG Telecom, Inc.
                   11F, Nishi-Shinjuku Showa Bldg.
                   1-13-12, Nishi-Shinjuku, Shinjuku-ku, Tokyo

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Separate Schedule 1: Plan for Number of Operating Personnel

SG is to conduct its recruiting activities according to the following schedule for the number of operating personnel.

-------------------------------
2008               Cumulative #
-------------------------------
April                    *
-------------------------------
May                      *
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June                     *
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July                     *
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August                   *
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September                *
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October                  *
-------------------------------
November                 *
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December                 *
-------------------------------
2009
-------------------------------
January                  *
-------------------------------
February                 *
-------------------------------
March                    *
-------------------------------
April                    *
-------------------------------
May                      *
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June                     *
-------------------------------
July                     *
-------------------------------
August                   *
-------------------------------
September                *
-------------------------------
October                  *
-------------------------------
November                 *
-------------------------------
December                 *
-------------------------------
2010
-------------------------------
January                  *
-------------------------------
February                 *
-------------------------------
March                    *
-------------------------------

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Separate Schedule 2: Targets for Cumulative Line Numbers of Incentives & Rewards

-------------------------------

-------------------------------
Attain * Lines           *
-------------------------------
Attain * Lines           *
-------------------------------
Attain * Lines           *
-------------------------------
Attain * Lines           *
-------------------------------
Attain * Lines           *
-------------------------------
    Total                *
-------------------------------

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                           MEMORANDUM FOR MODIFICATION

SoftBank Telecom Corp. ("SBTM" hereinafter), Global Hotline, Inc. ("GHI" hereinafter) and SG Telecom, Inc. ("SG" hereinafter) are to form the following memorandum for modification ("this memo" hereinafter) as follows, according to Clause 3 at Article 2 of the "Consent Form" ("original contract" hereinafter) formed as of April 7, 2008 among SBTM, GHI and SG.

Article 1         (Modification of Terms for Prepayment of Attainment Incentive)

This is to modify Clause 3 of Article 2 as follows.

1. SBTM is to pay to SG by September 2, 2008 JPY * as a prepayment for the attainment incentive defined at Article 1, subject to the following conditions.

     (1) SG raises to * the number of operating personnel for the sales of Otoku Line by August 15, 2008.

     (2) SB is to establish its targets as follows, with regard to the proportion of the number of the ISDN64 lines to the number of newly established open lines which are registered normally in the SBTM system and which opened normally.

     A. In FY2009, Set as *% the target proportion of the number of the ISDN 64 lines ("INS proportion for FY2009" hereinafter) to the number of new lines opened normally ("number of opened lines in FY2009" hereinafter). In case that SG fails to attain this target, SG is to pay to SBTM the amount (excluding consumer-sales tax) calculated with the following formula by the end of April 2010, besides the reimbursement of considerations defined in Article 4. (Formula) Number of opened lines in FY2009 - (*% - INS proportion for FY2009) - JPY *

     B. In FY 2010, set as *% the target proportion of the number of the ISDN 64 lines ("INS proportion for FY2010" hereinafter) to the number of new lines opened normally ("number of opened lines in FY2010" hereinafter). In case that SG fails to attain this target, SG is to pay to SBTM the amount (excluding consumer-sales tax) calculated with the following formula by the end of April 2011, besides the reimbursement of considerations defined in Article 4. (Formula) Number of opened lines in FY2010 - (*% - INS proportion for FY2010) - JPY *

Article 2         (Effective Time Period)

1. In accordance with the formulation of this agreement, the effective time period for the original contract is to extend until the end of April 2011 (or until the repayment of the obligation of SG based upon the original contract in case that the obligation has not yet been repaid).

2. The effective time period of this memo is to be from the formulation of this memo to the end of the original contract.

Article 3         (Others)

Besides all that are defined in this memo, matters not defined in this memo are to follow the provisions of the original contract.

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Article 4         (Conference)

SBTM, GHI and SG are to confer with one another to resolve in good faith any matters which are not defined in this memo or which cast a doubt on the interpretation of this memo.

Three copies of this form are to be made as evidence for the formulation of this contract, and each of SBTM, GHI and SG is to sign, seal and retain one copy.

September 1, 2008

SBTM:              /s/ Masayoshi Son, CEO
                   SoftBank Telecom Corp.
                   1-9-1, Higashi-Shimbashi, Minatoku, Tokyo

GHI                /s/ Hideki Anan, CEO
                   Global Hotline, Inc.
                   11F, Nishi-Shinjuku Showa Bldg.
                   1-13-12, Nishi-Shinjuku, Shinjuku-ku, Tokyo

SG                 /s/ Hideki Anan, CEO
                   SG Telecom, Inc.
                   11F, Nishi-Shinjuku Showa Bldg.

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